Aguila, Percy R.......................................Vice President
Airington, J. Everett.................................Vice President
Ake, Paul J...........................................Vice President
Alexander, Steven R...................................Vice President
Alexander, Vernon E...................................Vice President
Andrew, James..................................Senior Vice President
Anthony, Mark E.................................First Vice President
Ayers, Ronnie M.......................................Vice President
Baird, Perry M........................................Vice President
Baker, Allen D..................................First Vice President
Baker, Mark S..................................Senior Vice President
Baldwin, William L.............................Senior Vice President
Bales, Wesley..................................Senior Vice President
Barker, William................................Senior Vice President
Barnard, William K.............................Senior Vice President
Barnett, Jerry B...............................Senior Vice President
Barnett, Robert W..............................Senior Vice President
Barney, Roger A.......................................Vice President
Bartholomew, Jana R.............................First Vice President
Bauchman, John R......................................Vice President
Becker, Pamela L......................................Vice President
Benoit, Regina G............................Assistant Vice President
Benson, Bryan E.......................................Vice President
Bergman, Carolyn M....................................Vice President
Berry, Cindy M........................................Vice President
Blattel, Rudolf.......................................Vice President
Blonkvist, Kevin M....................................Vice President
Bloomfield, Jr, Edwin..........................Senior Vice President
Bobo Jr, Keith L......................................Vice President
Boles, Philip M.............................Assistant Vice President
Bolin, Patrick A......................................Vice President
Bolstein, Marlene T.........................Assistant Vice President
Bonner, Pauletta J....................................Vice President
Boulware, Jr, John C...........................Senior Vice President
Boynton, J. Bryan...............................First Vice President
Brandenberger, Robert J........................Senior Vice President
Brast, Craig A..............................Assistant Vice President
Braver, Robert.................................Senior Vice President
Brazelton, III, Lewis E........................Senior Vice President
Breckenridge, John R..................................Vice President
Brollier, David S...............................First Vice President
Brooks, Philip J................................First Vice President
Brown, Jr, Robert...........................Executive Vice President
Brown, Steve..........................................Vice President
Bubas, David A.................................Senior Vice President
Buchanan, D. Kirk.....................................Vice President
Buchanan, Robert...............................Senior Vice President
Buck, G. Clyde.................................Senior Vice President
Bundock, John E.......................................Vice President
Burkhart, Theodore Ray.........................Senior Vice President
Burns, Daniel.........................................Vice President
Butler, Susan Ann...............................First Vice President
Campbell, William B...................................Vice President
Campbell, William F.........................Senior Vice President
Carey, III, Edwin J.........................Vice President
Carney, William R.........................Vice President
Carter, John T.........................Senior Vice President
Cashman, Sally L.........................Senior Vice President
Cassidy, Paul J.........................First Vice President
Castro, Joseph J.........................Assistant Vice President
Catuzzi, Lawrence.........................Senior Vice President
Chaney, Craig A.........................Senior Vice President
Chapman, Bruce scott.........................First Vice President
Chapman, Van William.........................Vice President
Chesley, Ged S.........................First Vice President
Chesnut, Jr, William G.........................Senior Vice President
Childres, Glenn D.........................Senior Vice President
Clausen, Shirley M.........................Assistant Vice President
Clawson, Robert J.........................Vice President
Coleman, Davenia C.........................Assistant Vice President
Colonna, Thomas P.........................Senior Vice President
Colwell, John Dann.........................Assistant Vice President
Conklin, Keith R.........................Vice President
Cooper, Duane C.........................Senior Vice President
Cooper, Malcolm L.........................Senior Vice President
Cope, Michael A.........................First Vice President
Cordiak, Robert B.........................First Vice President
Cottrell, John Hall.........................Vice President
Couch, Stephen F.........................Vice President
Countryman, Danetta.........................Assistant Vice President
Crew, John N.........................Senior Vice President
Cunningham, Joseph.........................Senior Vice President
Cunningham, Scott F.........................First Vice President
Cutchall, Creston C.........................Senior Vice President
Dalton, John.........................First Vice President
Davis, Jr, Charles D.........................Vice President
Davis, Jr, Richard H.........................Senior Vice President
Davis, Richard L.........................Senior Vice President
Davis, Scott A.........................Senior Vice President
Delong, Francis D.........................Vice President
Demarzio, David.........................Senior Vice President
Dennis, Randy W.........................Vice President
Devenport, John T.........................Vice President
Dollarhide, David W.........................Senior Vice President
Donatone, Marie.........................Assistant Vice President
Dorrance, George W.........................First Vice President
Duperier, Frank D.........................Senior Vice President
Dupske, Mary F.........................Vice President
Eades, Thomas H.........................Vice President
Easterbrook, Mark S.........................Vice President
Ehrenberg-Chesler, Laura.........................Vice President
Eller, James R.........................First Vice President
Evans, Marc.........................First Vice President
Falbaum, Vance L.........................Assistant Vice President
Fernandez, Ruben G.........................Vice President
Feste, Joseph A.........................First Vice President
Fish, Kurt R.........................Vice President
Fleckenstein, John E.........................Assistant Vice President
Foggio, Robert.........................Vice President
Forrester, Tommy.........................Vice President
Fradenburg, Glen A.........................First Vice President
Free, Jolynn H.........................Vice President
Freund, Kurt.........................Senior Vice President
Fuller, Sandra J.........................Vice President
Gabel, Joseph P.........................Vice President
Galanis, George.........................Vice President
Gambling, Ann.........................Vice President
Geesman, John L.........................Senior Vice President
Geron, James M.........................Senior Vice President
Gilbert, Larry O.........................Vice President
Gillespie, Robert E.........................Senior Vice President
Gilmore, Todd T.........................Assistant Vice President
Glosser, Gregory C.........................Senior Vice President
Goldstein, Jeffrey.........................Senior Vice President
Golladay, Monty A.........................First Vice President
Goulooze, Richard W.........................Senior Vice President
Grandbouche, Scott I.........................First Vice President
Green, James E.........................Senior Vice President
Green, Michael D.........................Vice President
Green, Tammy R.........................Assistant Vice President
Greer, Jr, John M.........................Senior Vice President
Guarino, Margaret.........................Senior Vice President
Gumbert, William.........................First Vice President
Gutkowski, Sr, Joseph P.........................Senior Vice President
Habig, Jennifer L.........................Associate Vice President
Hall, Catherine L.........................Associate Vice President
Hamel, Christopher.........................Senior Vice President
Hanley, Donald W.........................Senior Vice President
Hardee, Harvey H.........................Senior Vice President
Harris, Becky S.........................Vice President
Harris, Kenneth B.........................Vice President
Hasie, Monte S.........................Senior Vice President
Hasie, Todd L.........................Senior Vice President
Hause, Jr, Gerald W.........................Vice President
Hayden, Patrick J.........................Vice President
Heflin, Rebecca J.........................First Vice President
Heinonen, Linda A.........................Assistant Vice President
Henderson, Dale.........................Senior Vice President
Henderson, Robert V.........................Senior Vice President
Henson, Lauren.........................Assistant Vice President
Herndon, Russell B.........................Senior Vice President
Herzog, Steven A.........................Vice President
Hickey, John E.........................Senior Vice President
Hickman, Robert F.........................Senior Vice President
Hicks, Lindsey P.........................Vice President
Higley, Robert A.........................Senior Vice President
Hilger, Michael D.........................Vice President
Hillis, Akleema.........................Vice President
Hixon, Karen S.........................Vice President
Hokaj, Janet L.........................Vice President
Hoke, Scott A.........................Assistant Vice President
Holder, Joyce L.........................Vice President
Holder, Todd H.........................Vice President
Hollenkamp, Dennis.........................Vice President
Horler, Virginia.........................Senior Vice President
Horton, Blythe M.........................Vice President
Horton, Gary L.........................Vice President
Howard, Jr, James W.........................Vice President
Howell, Daniel D.........................Vice President
Huber, Michael E.........................Assistant Vice President
Hucher, Krista M.........................Assistant Vice President
Hussey, Boynton.........................First Vice President
Ildebrando, Frank J.........................Senior Vice President
Ingersol, Kempton.........................Assistant Vice President
Jenkins, Steven R.........................Vice President
Jennings, Thomas M.........................Vice President
Jensen, Winston.........................Senior Vice President
Jeppesen, Klair F.........................Vice President
Jobes, William K.........................Senior Vice President
Johnsen, Robert J.........................Senior Vice President
Jones, B. Paul.........................Vice President
Jones, Barbara.........................Vice President
Jones, Christopher B.........................Vice President
Jordan, Jay D.........................Senior Vice President
Joy, Timothy B.........................Vice President
Keller, Stewart.........................Vice President
Kelly, Linda.........................Vice President
Killian, Kenneth V.........................Vice President
King, Billie C.........................Vice President
King, Michael C.........................Senior Vice President
Kipp, James R.........................Senior Vice President
Knight, John C.........................Vice President
Kocurek, David C.........................Vice President
Kreps, Lewis W.........................Vice President
Lambert, Dennis C.........................Senior Vice President
Lane, Marylyn.........................Vice President
Langdon, Bert.........................Vice President
Lapier, David.........................First Vice President
Laraia, Craig W.........................Senior Vice President
Larkin, James J.........................First Vice President
Laros, Angelo P.........................Assistant Vice President
Laros, Thomas G.........................Senior Vice President
Lenhart, Gary L.........................Senior Vice President
Lenihan, Jr, Edmond P.........................Assistant Vice President
Lewis, Amy C.........................Assistant Vice President
Lewis, Cindy G.........................Vice President
Lewis, Holden.........................Vice President
Lies IV, William.........................Vice President
Lindgren, Kenneth.........................Senior Vice President
Logan, Jr, Jackson D.........................Senior Vice President
Loggins, Lesley R.........................Assistant Vice President
Lowery, John F.........................Vice President
Loy, Claude E.........................Senior Vice President
Lynch, Jr, Leslie O.........................Executive Vice President
Machado, Elizabeth A.........................Assistant Vice President
Machak, Gary.........................First Vice President
Machemehl, David.........................Vice President
Malone, J M.........................Assistant Vice President
Marek, John J.........................Senior Vice President
Marks, Lorraine L.........................Vice President
Marshall, Joseph A.........................Senior Vice President
Martin, Truman F.........................Vice President
Massey Jr., James V.........................Vice President
Matrone, Louis J.........................First Vice President
Matrone, Vincent A.........................Senior Vice President
Matthews, III, Henry P.........................Vice President
Mayrisch, Lenard.........................Vice President
Mays, Charles R.........................Assistant Vice President
Mcarthur, Douglas E.........................Vice President
McDermott, Robert L.........................Senior Vice President
McDonald, John A.........................Vice President
McDonnell, Jr, Paul C.........................First Vice President
McGowan, Spencer D.........................Senior Vice President
McKenzie, Keith S.........................Senior Vice President
McNamara, Gerald.........................Senior Vice President
McQueeney, Gerard M.........................Assistant Vice President
Meadors, David E.........................Assistant Vice President
Middleton, Richard J.........................First Vice President
Mildren, William H.........................Vice President
Miller, Donald F.........................First Vice President
Monday, C. Barrett.........................Senior Vice President
Montgomery, Ernest E.........................Vice President
Morgan, Jr, Philip.........................Vice President
Morin, Virginia.........................Assistant Vice President
Mundinger, Richard E.........................Vice President
Murray, Francis J.........................Senior Vice President
Myers, Walter F.........................First Vice President
Nasi, Robert A.........................First Vice President
Neff, John E.........................Senior Vice President
Neuhaus, Jr, Joseph R.........................Senior Vice President
Newnham, Morris L.........................Senior Vice President
Nickel, Gary L.........................Senior Vice President
Nicol, Arthur C.........................Senior Vice President
Nieto, James G.........................Vice President
Nodilo, Patsy Lee.........................First Vice President
Nolan, Tom.........................Senior Vice President
Northcutt, Camalene M.........................Assistant Vice President
Oakley, James T.........................Senior Vice President
Ockwood, Jeffrey A.........................Senior Vice President
O'Connor, Patricia M.........................Vice President
Oelze, Richard R.........................Vice President
O'Keefe, Michael D.........................Vice President
O'Key, Roberta A.........................Vice President
Olshevski, George.........................Vice President
Oxford, Mark D.........................Vice President
Palmer, James D.........................Vice President
Pierce, Jr, Charles C.........................Vice Chairmain
Piper, Karen E.........................Assistant Vice President
Plant, Phillip M.........................Senior Vice President
Plantenberg, Randal C.........................Vice President
Pollok, Jr, Lewis W.........................Senior Vice President
Ponder, Cindy.........................Assistant Vice President
Posey, Anne W.........................Vice President
Powers, Kevin F.........................Vice President
Precht, Keith J.........................Assistant Vice President
Present, Robert J.........................Vice President
Rannow, Timothy D.........................Vice President
Rathmann, Richard C.........................Senior Vice President
Rauscher, III, John H.........................Senior Vice President
Razzano, Joseph.........................Vice President
Reaney, Christian.........................Vice President
Reed, Linda P.........................Vice President
Regan, Bryant J.........................First Vice President
Reynolds, Danny.........................Assistant Vice President
Riggsby, Lewis D.........................Vice President
Roark, Murray B.........................Vice President
Robalin, Jr, Thorne W.........................Vice President
Robbins, Jerry M.........................Assistant Vice President
Roberts, Jerry B.........................First Vice President
Rockov, Kolja.........................Assistant Vice President
Roever, Jr, Richard O.........................Vice President
Rogers, Richard L.........................Vice President
Rutledge, John C.........................Assistant Vice President
Saling, Jr, Carl A.........................Senior Vice President
Schaefer, Richard A.........................First Vice President
Scheffler, Leon A.........................First Vice President
Schiano, Dominick.........................Vice President
Schlueter, Shirley.........................Vice President
Schmidt, John A.........................First Vice President
Schramm, Robert E.........................Assistant Vice President
Schwalenberg, John.........................Assistant Vice President
Schwenke, Kenneth F.........................Senior Vice President
Seeley, Peter C.........................Vice President
Shaughnessy, Kerry B.........................Vice President
Shaw, James A.........................Vice President
Simons, Ron.........................Assistant Vice President
Sinnott, James N.........................Vice President
Sloan, Frank O.........................Senior Vice President
Smith, Brook M.........................Senior Vice President
Smith, David A.........................Assistant Vice President
Smith, Nulsen B.........................Senior Vice President
Smith, Peter C.........................Vice President
Smith, Robert C.........................Senior Vice President
Smith, Russ C.........................Senior Vice President
Smith, Stephen A.........................Vice President
Smith, Susan L.........................Vice President
Smith, Truman.........................Senior Vice President
Snider, Jr, John R.........................Vice President
Soodhalter, Charles R.........................First Vice President
Spaeth, Tracy M.........................Vice President
Sparks, Joseph C.........................Senior Vice President
Stesiak, Peter W.........................Vice President
Stokes, Judith A.........................Assistant Vice President
Stuart, Carl W.........................Senior Vice President
Sullivan, John L.........................Vice President
Sutton, Randall C.........................Senior Vice President
Taylor, Dirk A.........................Assistant Vice President
Ternes, Patricia B.........................Assistant Vice President
Terpinski, Casper M.........................First Vice President
Thomas, Jack A.........................Senior Vice President
Thomas, Stephen H.........................Senior Vice President
Thompson, Jr, G. Marty.........................Senior Vice President
Tilley, Jr, Joe A.........................Senior Vice President
Tolbert, Brenda.........................Assistant Vice President
Tomczak, Joan E.........................Assistant Vice President
Townsend, Jr, Peyton.........................Vice President
Travers, Jerry L.........................Vice President
Traweek, Darryl W.........................Vice President
Traylor, Kristi.........................Assistant Vice President
Tubb, John Henry.........................Vice President
Turner, James N.........................Vice President
Turner, Jay K.........................Senior Vice President
Vann, Jr, John R.........................Vice President
Vanosky, Robert.........................Executive Vice President
Via, Jr, Wilburn A.........................Vice President
Vogelpohl, William G.........................Assistant Vice President
Waage, Lawrence.........................Vice President
Wagner, Jeffrey J.........................First Vice President
Wallace, Gene.........................Senior Vice President
Watts, David.........................Vice President
Weaver, Dorothy S.........................Assistant Vice President
Weinberg, John R.........................Vice President
Weldon, Christopher J.........................Vice President
Werner, Stuart C.........................Senior Vice President
Wetterschneider, Larry K.........................Senior Vice President
Wheeler, Kathryn S.........................Vice President
Whidby, Mark W.........................Vice President
Whitley, Jr, Frank J.........................Senior Vice President
Whittaker, Dave R.........................First Vice President
Wicklund, James K.........................First Vice President
Wienberg, Kevin R.........................Vice President
Wilhite, Dan N.........................Executive Vice President
Wilkinson, Donna.........................Vice President
Williams, Doris N.........................Assistant Vice President
Williard, John E.........................Senior Vice President
Wilson, Jr, Lawrence H.........................Senior Vice President
Wilson, Robert A.........................Assistant Vice President
Woodall, Robert L.........................Vice President
Wren, George E.........................Vice President
Wyett, Stephen M.........................Senior Vice President
Yates, Radford M.........................Senior Vice President
Young, Sr, Douglas R.........................Senior Vice President
Zimmerman Jr, David L.........................FVP/Investment Officer/Resident
Manager
Zimmerman, Paul V.........................Vice President
Zomermaand, Deborah A.........................Vice President
Rauscher Pierce Refsnes, Inc. 1997 Officers

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